Exhibit 10.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of December 14, 2016 (this “Amendment”), and effective in accordance with Section 3 below, by and among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), certain Subsidiaries of Holdings (each such Subsidiary, a “Subsidiary Guarantor” and, together with Holdings, the “Guarantors”), the Lenders party hereto (constituting at least the Requisite Lenders) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.

STATEMENT OF PURPOSE:

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 5, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and after giving effect to this Amendment, the “Amended Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the terms of the Existing Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the undersigned Lenders have agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Capitalized Terms. Except as otherwise specified herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Existing Credit Agreement.

2.      Amendments. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment in accordance with Section 3 below, the parties hereto agree that the Existing Credit Agreement is amended by:

(a)                Consolidated EBITDA Definition. The second sentence in the definition of “Consolidated EBITDA” in Section 1.01 of the Existing Credit Agreement is amended by replacing the number “12” appearing therein with the following: “24”.

(b)               Incremental Facilities. Section 2.21 of the Existing Credit Agreement shall be amended by inserting a new subsection (g) as follows:

“(g) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may, upon written notice to the Administrative Agent, elect to use any available capacity under Sections 6.01(a)(vii) and 6.02(xvii) at any time to create or incur up to $25,000,000 in the aggregate of secured Indebtedness in accordance with such provisions as Incremental Facilities, which such Incremental Facilities shall be in addition to the amount of Incremental Facilities permitted under the second sentence of Section 2.21(a) and under Section 6.01(a)(ii) and otherwise on the same terms as detailed above in this Section 2.21 and further, that any such usage shall otherwise subsequently reduce the capacity available to the Borrower for the incurrence or creation of secured Indebtedness under such provisions.”

(c)                Debt and Lien Baskets. Each of Sections 6.01(a)(vii) and Section 6.02(xvii) of the Existing Credit Agreement is hereby amended by adding the following just before the semi-colon at the end of such clause: “(it is acknowledged and agreed that this clause may be used to incur secured Incremental Facilities pursuant to, and in accordance with, Section 2.21(g))”.

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3.      Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Amendment shall be deemed to be effective (the “Effective Date”):

(a)	the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified in writing by the Administrative Agent to the Borrower, each properly executed by a Responsible Officer of the applicable signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)	counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor and the Administrative Agent;

(ii)	counterparts of this Amendment duly executed by existing Lenders constituting at least the Requisite Lenders prior to 5:00 p.m., New York City time on December 9, 2016 (the “Consent Deadline”); and

(iii)	A certificate of Authorized Officers of each of Holdings and the Borrower to the effect that, after giving effect to this Amendment and the transactions contemplated hereby, (A) all representations and warranties of the Loan Parties contained in this Amendment, the Existing Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects) and (B) no Default or Event of Default has occurred and is continuing.

(b)                All fees and expenses required to be paid hereunder or pursuant to the Existing Credit Agreement shall have been paid in full in cash or will be paid in full in cash concurrently with the effectiveness of this Amendment (including, without limitation, the Amendment Fees referred to in Section 4 below).

Without limiting the generality of the provisions of the last paragraph of Section 8.03 of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

4.      Fees. The Borrower agrees to pay a non-refundable amendment fee (individually, an “Amendment Fee” and, collectively, the “Amendment Fees”) to each of the existing Lenders that consents to this Amendment by the Consent Deadline equal to 0.25% of the amount of the Revolving Commitments and the Term Loans of such consenting Lender immediately prior to the Consent Deadline. The Amendment Fees shall be due and payable in cash on the Effective Date.

5.      Reaffirmation.

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(a)       The Borrower and each of the Guarantors each hereby acknowledge and agree that (i) the Guaranty Agreement, the Collateral Agreement and each of the other Loan Documents to which it is a party remains in full force and effect and enforceable against it in accordance with its terms and shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) the Liens and assignments granted pursuant to the Collateral Agreement and each of the other Security Documents to which it is a party remain valid upon the effectiveness of this Amendment, (iii) the Collateral Agreement, each of the other Security Documents to which it is a party and such Liens and assignments support or secure, and will continue to support or secure, the Obligations under the Amended Credit Agreement and (iv) each reference in the Guaranty Agreement and the Collateral Agreement to “Obligations” shall mean and be a reference to “Obligations” as defined in the Amended Credit Agreement.

(b)       Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the Amended Credit Amendment and confirms its obligations to guarantee the payment and performance of all “Guaranteed Obligations” (as defined in the Guaranty Agreement).

6.      Effect of this Amendment.

(a)       Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any other “Loan Document” (as defined in the Amended Credit Agreement) or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any Subsidiary Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Existing Credit Agreement or the Loan Documents or any other “Loan Document” (as defined in the Amended Credit Agreement) or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. On and after the Effective Date, references in the Amended Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Amended Credit Agreement.

(b)       On the Effective Date, the Existing Credit Agreement shall be amended by this Amendment. The parties hereto acknowledge and agree that (i) this Amendment and any other “Loan Documents” (as defined in the Amended Credit Agreement) executed and delivered in connection herewith do not constitute a novation, or termination of the Obligations under the Existing Credit Agreement as in effect prior to the Effective Date; (ii) such Obligations are in all respects continuing (as amended by the Amendment) with the terms, conditions, covenants and agreements contained in the Existing Credit Agreement being modified only to the extent provided in the Amendment; and (iii) the Liens and security interests as granted under the Loan Documents securing the Obligations are in all such respects continuing and in full force and effect.

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(c)       This document shall constitute a “Loan Document” (as defined in the Amended Credit Agreement) for all purposes of the Amended Credit Agreement and shall be administrated and construed pursuant to the terms of the Amended Credit Agreement.

7.      Representations and Warranties/No Default. By its execution hereof,

(a)       each of the Borrower and the Guarantors represents and warrants that the representations and warranties contained in each Loan Document (including this Amendment and the Existing Credit Agreement) are true and correct on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct on and as of such earlier date and that no Default or Event of Default has occurred and is continuing as of the Effective Date;

(b)       each of the Borrower and the Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)       it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this Amendment and the performance of this Amendment, the Amended Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby or thereby; and

(ii)       this Amendment, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

8.      Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.      Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

CONSOLIDATED COMMUNICATIONS, INC.,

as Borrower

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

HOLDINGS:

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

Amendment No. 1 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

SUBSIDIARY GUARANTORS:

CONSOLIDATED COMMUNICATIONS, ENTERPRISE SERVICES, INC., as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIONS SERVICES COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

Amendment No. 1 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

CONSOLIDATED COMMUNICATIONS OF CALIFORNIA COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CRYSTAL COMMUNICATIONS, INC., as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF MINNESOTA COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

CONSOLIDATED COMMUNICATIOSN OF MID-COMM. COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

IDEAONE TELECOM, INC., as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

ENVENTIS TELECOM, INC., as Guarantor,

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer

Amendment No. 1 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Kieran Mahon

Name: Kieran Mahon

Title: Director

Amendment No. 1 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

Lender Signature Pages on File with the Administrative Agent

Amendment No. 1 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page